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                           MFS(R) ASIA PACIFIC FUND

                      Supplement to the Current Prospectus


         The Board of Trustees responsible for overseeing MFS Asia Pacific Fund (the "Fund") is expected to consider at its next regular meeting on November 18, 1998, a proposal to terminate and liquidate the Fund, effective November 27, 1998, or as soon thereafter as is practicable (the "Termination Date"). If the proposal is approved by the Board, sales of shares of the Fund will be suspended and any shareholder who has not redeemed or exchanged all shares in his or her account by the Termination Date will have his or her shares automatically exchanged on the Termination Date for shares of MFS(R) Money Market Fund.


              The date of this Supplement is October 30, 1998.